                                                                    EXHIBIT 10.3




                          PURCHASE AGREEMENT ASSIGNMENT

                          dated as of November 13, 2001

                                     between

                             SOUTHWEST AIRLINES CO.,
                                     Seller

                                       and

                                 THE AMOR TRUST,
                                      Buyer

                                   ----------

                              CONSENT AND AGREEMENT

                                       by

                               THE BOEING COMPANY

                                   ----------

                          ENGINE CONSENT AND AGREEMENT

                                       by

                             CFM INTERNATIONAL, INC.



                                   ----------

                     Nineteen Boeing Model 737-7H4 Aircraft

                                   ----------


*** PURSUANT TO 17 CFR 240.24B--2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
Section 1.        Definitions....................................................................................1

Section 2.        Assignment; Rights Reserved....................................................................3

Section 3.        Representations and Warranties.................................................................4

Section 4.        Acceptance of Assignment; Delivery Dates.......................................................4

Section 5.        Rights of Seller in Absence of Default.........................................................4

Section 6.        Certain Rights and Obligations of the Parties..................................................6

Section 7.        Further Assignment.............................................................................7

Section 8.        Further Assurances.............................................................................7

Section 9.        No Amendment of Purchase Agreement or General Terms Agreement..................................7

Section 10.       Nondisclosure..................................................................................7

Section 11.       Miscellaneous..................................................................................7



Exhibit A  -  Consent and Agreement

Exhibit B  -  Engine Consent and Agreement

Exhibit C  -  Deferred Delivery Date Notice

Schedule I -  Aircraft

                          PURCHASE AGREEMENT ASSIGNMENT

         THIS PURCHASE AGREEMENT ASSIGNMENT (this "ASSIGNMENT") dated as of November 13, 2001 is between SOUTHWEST AIRLINES CO., a Texas corporation ("SELLER") and THE AMOR TRUST, acting through the Owner Trustee ("BUYER").

                                   WITNESSETH:


         WHEREAS, Seller and The Boeing Company, a Delaware corporation (the "MANUFACTURER") are parties to the Purchase Agreement (as hereinafter defined), providing for, inter alia, the sale by the Manufacturer to Seller of the Aircraft (as hereinafter defined);

         WHEREAS, Buyer wishes to acquire certain rights and interests under the Purchase Agreement and the General Terms Agreement (as hereinafter defined) and Seller, on the terms and conditions hereinafter set forth, is willing to assign and sell to Buyer certain of Seller's rights and interests under the Purchase Agreement and the General Terms Agreement, and Buyer is willing to accept such assignment and sale pursuant to the terms of this Assignment;

         WHEREAS, the Manufacturer is willing to execute and deliver to Buyer, Seller and the Indenture Trustee (as hereinafter defined) a consent and agreement (the "CONSENT AND AGREEMENT") to the provisions hereof in substantially the form of Exhibit A hereto; and

         WHEREAS, CFM International, Inc., a Delaware corporation (the "ENGINE MANUFACTURER") is willing to execute and deliver to Buyer, Seller and the Indenture Trustee a consent and agreement (the "ENGINE CONSENT AND AGREEMENT") to the provisions hereof in substantially the form of Exhibit B hereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

         SECTION 1. Definitions. For all purposes of this Assignment, except as otherwise expressly provided for or unless the context otherwise requires, the following terms shall have the following meanings:

         "AIRCRAFT" shall mean each of the nineteen (19) Boeing Model 737-7H4 aircraft bearing manufacturer's serial numbers set forth on Schedule 1 hereto, in each case including the relevant Engines installed or to be installed thereon.

         "AIRCRAFT PRICE" for any Aircraft shall have the meaning specified in the Purchase Agreement.

         "ACQUISITION AGREEMENT" shall mean the Aircraft Acquisition and Sale Agreement dated as of the date hereof by and among Buyer, Seller, the Owner Trustee and the Indenture Trustee, as the same may be amended, modified or supplemented in accordance with the terms thereof.

         "BDSC" shall mean Boeing Domestic Sales Corporation, a Washington Corporation.

         "BDSC AIRCRAFT" shall mean the Aircraft bearing manufacturer's serial number 29818.

                                                 [Purchase Agreement Assignment]


         "BFE" shall have the meaning specified in the Purchase Agreement.

         "DEFERRED DELIVERY DATE NOTICE" shall mean, with respect to each Aircraft, a notice in the form set out of Exhibit C to this Assignment executed by Buyer and Seller.

         "DELIVERY DATE" shall mean, in respect of an Aircraft, the date notified by the Manufacturer to Buyer and the Indenture Trustee pursuant to
Section 4(b) hereof as the delivery date for such Aircraft.

         "ENGINE WARRANTIES" shall have the meaning set forth in Section 2 of Exhibit B of the General Terms Agreement.

         "ENGINES" shall have the meaning specified in the Purchase Agreement.

         "GENERAL TERMS AGREEMENT" shall mean the General Terms Agreement 6-3418 dated May 29, 1981 between Seller and the Engine Manufacturer together with all letter agreements and supplements thereto as in effect on the date hereof, as the same may be modified, amended or supplemented in accordance with the terms thereof and, in respect of the Engines, hereof.

         "INDENTURE" shall mean the Trust Indenture and Security Agreement dated as of the date hereof by and among Buyer, Wilmington Trust Company, in its individual capacity and as owner trustee, and the Indenture Trustee, as the same may be amended, modified or supplemented in accordance with the terms thereof.

         "INDENTURE EVENT OF DEFAULT" shall have the meaning set forth in the Indenture.

         "INDENTURE TRUSTEE" shall mean Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as indenture trustee.

         "OWNER TRUSTEE" shall mean Wilmington Trust Company, not in its individual capacity but solely as owner trustee.

         "PROGRESS PAYMENTS" for any Aircraft shall mean the advance payments made on account of such Aircraft by, or on behalf of, Seller under the Purchase Agreement.

         "PURCHASE AGREEMENT" shall mean the Purchase Agreement No. 1810 dated as of January 19, 1994 between Seller and the Manufacturer together with all letter agreements and supplements thereto as in effect on the date hereof, as the same may be modified, amended or supplemented in accordance with the terms thereof and, in respect of the Aircraft, hereof.

         "PURCHASE PRICE BALANCE" shall mean, in respect of an Aircraft, the amount notified by the Manufacturer to Buyer pursuant to Section 4(b) as the purchase price balance for such Aircraft; such amount being the outstanding amount due to the Manufacturer for such Aircraft on the Delivery Date therefor (as specified in an invoice from the Manufacturer to Buyer).

         All other terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Acquisition Agreement.

                                                 [Purchase Agreement Assignment]


         SECTION 2. Assignment; Rights Reserved. Subject to the provisions of
Section 5(a) hereof, Seller does hereby sell, assign, transfer and set over unto Buyer, its successors and permitted assigns, all of Seller's rights and interests in and to the Purchase Agreement as and to the extent they relate to the Aircraft and the Engine Warranties set forth in the General Terms Agreement as and to the extent they relate to the Engines, except as and to the extent expressly reserved below, including in such assignment and sale:

                  (a) the right upon valid tender by the Manufacturer or, in respect of the BDSC Aircraft, BDSC to purchase each Aircraft pursuant to the Purchase Agreement on the Delivery Date therefor, and the right, upon payment of the Purchase Price Balance for such Aircraft, to take title to such Aircraft and to be named the "Buyer" in the bill of sale and invoice to be delivered by the Manufacturer or, in respect of the BDSC Aircraft, BDSC for such Aircraft pursuant to the Purchase Agreement;

                  (b) all claims for damages in respect of the Aircraft arising as a result of any default by the Manufacturer under the Purchase Agreement in respect of the Aircraft or by the Engine Manufacturer under the Engine Warranties set forth in the General Terms Agreement in respect of the Aircraft or by any supplier of parts or equipment installed on or in the Aircraft;

                  (c) all warranty, performance guarantee, spare part and indemnity provisions contained in the Purchase Agreement and the Engine Warranties set forth in the General Terms Agreement and all claims arising thereunder in respect of the Aircraft;

                  (d) any and all rights of Seller to compel performance of the terms of the Purchase Agreement and the Engine Warranties set forth in the General Terms Agreement in respect of the Aircraft; and

                  (e) all Seller's rights and interests in or arising out of (including any credits for or repayment of) any advance or progress payments made or to be made by Seller in respect of the Aircraft under the Purchase Agreement and any other payments or deposits made by Seller in respect of the Aircraft under the Purchase Agreement or any other agreement or amounts credited or to be credited (including all credit memos and escalation sharing and reconciliation amounts) or paid or to be paid by the Manufacturer to Seller under the Purchase Agreement;

reserving exclusively to Seller solely for the purposes of this Assignment, however:


                  (i) all Seller's rights and interests in and to the Purchase Agreement and the General Terms Agreement as and to the extent that it relates to aircraft other than the Aircraft or the purchase or operation of such other aircraft and to the extent that it relates to any other matters not directly pertaining to the Aircraft;

                  (ii) the right to obtain services (other than in respect of the Aircraft), training, data and demonstration and test flights pursuant to the Purchase Agreement;

                  (iii) the right to maintain plant representatives at the Manufacturer's plant pursuant to the Purchase Agreement; and

                                                 [Purchase Agreement Assignment]


                  (iv) with respect to the Aircraft so long, and only so long, as the Manufacturer shall not have received notice from the Indenture Trustee as set forth in Section 5(c) hereof that an Indenture Event of Default has occurred and is continuing, all rights to furnish BFE and to demand, accept and retain all rights in and to all property (other than the Aircraft) and services of any kind which the Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement with respect to the Aircraft and which are assigned to Buyer hereunder.

         SECTION 3. Representations and Warranties. Seller does hereby represent and warrant that (a) it has furnished to Buyer a true, correct and complete copy of the Purchase Agreement and the Engine Warranties set forth in the General Terms Agreement and (b) each of the Purchase Agreement and the General Terms Agreement is in full force and effect and Seller is not in default thereunder. Seller does hereby further represent and warrant that Seller has not assigned or pledged, and hereby covenants that it shall not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned or any of its rights in respect of the Aircraft to anyone other than Buyer.

         SECTION 4. Acceptance of Assignment; Delivery Dates.

                  (a) Buyer hereby accepts the assignment and sale contained in
Section 2 hereof.

                  (b) Each Aircraft is scheduled to be delivered by the Manufacturer under the Purchase Agreement during the respective months set forth in Column (B) of Schedule 1 hereto. Not less than five Business Days prior to the proposed delivery date for an Aircraft, Seller shall cause the Manufacturer to provide written notice to Buyer of (i) the proposed delivery date for such Aircraft which shall be a Business Day within the respective delivery month (each, a "DELIVERY DATE"), (ii) the manufacturer's serial numbers of the Engines to be installed on such Aircraft and (iii) the amount of the Purchase Price Balance. Buyer and Seller agree that Buyer's liability in respect of the outstanding purchase price for an Aircraft shall not exceed the Purchase Price Balance for such Aircraft. Upon receipt of the Manufacturer's notice, Buyer shall promptly provide written notice to the Manufacturer of Buyer's authorized representative for purposes of taking delivery of such Aircraft (who shall be, so long as no Indenture Event of Default is continuing, a representative of Seller).

         SECTION 5. Rights of Seller in Absence of Default.

                  (a) Notwithstanding the foregoing, if and so long as the Manufacturer and the Engine Manufacturer shall not have received notice from the Indenture Trustee as set forth in Section 5(c) hereof that an Indenture Event of Default has occurred and is continuing, (1) Buyer authorizes Seller, on behalf of and to the exclusion of Buyer, to exercise in Seller's own name (i) such rights and powers of Buyer under the Purchase Agreement and the Engine Warranties and (ii) such rights as Buyer may have with respect to the Aircraft under any warranty, covenant, representation, service life policy, aircraft performance guarantee, indemnity or product support agreement of the Manufacturer, the Engine Manufacturer or any subcontractor or vendor with respect thereto and to retain any recovery or benefit resulting from the enforcement of any warranty, covenant, representation, service life policy, aircraft performance guarantee, indemnity

                                                 [Purchase Agreement Assignment]


or product support agreement of the Manufacturer, the Engine Manufacturer or any subcontractor or vendor in respect of the Aircraft, except that Seller may not enter into any change order or other amendment, modification or supplement to the Purchase Agreement or the Engine Warranties without Buyer's prior written consent if such change order, amendment, modification or supplement would result in any rescission, cancellation or termination of the Purchase Agreement or the Engine Warranties as to the Aircraft or materially diminish the rights and interests assigned hereunder, and (2) Buyer shall, at Seller's expense, cooperate with Seller and take such actions as Seller reasonably deems necessary to enable Seller to enforce such rights and claims.

                  (b) Effective upon the receipt by the Manufacturer and the Engine Manufacturer of written notice from the Indenture Trustee that an Indenture Event of Default has occurred and is continuing and thereafter until the Manufacturer and the Engine Manufacturer shall have received written notice from the Indenture Trustee that such Indenture Event of Default has been cured or waived, unless the Indenture Trustee, in its sole discretion shall notify Manufacturer and the Engine Manufacturer to the contrary, the authorization given to Seller under Section 5(a) hereof to enforce such rights and claims shall thenceforth cease to be effective and Buyer and its successors and permitted assigns shall, to the exclusion of Seller, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Seller shall, at the request of Buyer or its successors or permitted assigns and at Seller's expense, cooperate with and take such action as is reasonably necessary to enable Buyer and its successors and permitted assigns to enforce such rights and claims. In furtherance of the foregoing, Seller hereby constitutes and appoints Buyer, its successors and permitted assigns, Seller's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Buyer's rights acquired and to be acquired hereunder) with full power (in the name of Seller or otherwise) to ask, require, demand, receive, compromise, settle, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft, to the extent that the same have been assigned by this Assignment, and for such period as Buyer may exercise rights with respect thereto hereunder, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith that Buyer may deem to be necessary or advisable in the premises.

                  (c) For all purposes of this Assignment, the Manufacturer and the Engine Manufacturer shall not be deemed to have knowledge of an Indenture Event of Default or of the discontinuance or waiver of an Indenture Event of Default unless and until the Manufacturer and the Engine Manufacturer shall have received written notice (including by mail, telex or telecopy) thereof from the Indenture Trustee addressed, if to the Manufacturer, to the Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124, if by mail and to 32-9430 (Answerback BOEINGREN RNTN), if by telex and to (425) 237-1706, if by telecopy, and, if to the Engine Manufacturer, to the Director of Commercial Contracts at 1 Newman Way, Cincinnati Ohio 45215, if by mail and to
(513) 243-1345 if by telecopy, and in each case, in acting in accordance with the terms and conditions of the Purchase Agreement and this Assignment, the Manufacturer and the Engine Manufacturer may rely conclusively upon any such notice.

                                                 [Purchase Agreement Assignment]


         SECTION 6. Certain Rights and Obligations of the Parties.

                  (a) Anything herein contained to the contrary notwithstanding:
(i) Seller shall at all times remain liable to the Manufacturer and the Engine Manufacturer under the Purchase Agreement and the General Terms Agreement in respect of the Aircraft to perform all of its duties and obligations of "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) the exercise by Buyer of any of the rights assigned hereunder shall not release Seller from any of its duties or obligations to the Manufacturer and the Engine Manufacturer under the Purchase Agreement or the General Terms Agreement in respect of the Aircraft except to the extent that such exercise by Buyer shall constitute performance of such duties and obligations; and (iii) Seller shall at all times remain liable to perform the obligations of "Buyer" under Part E of Exhibit C of the Purchase Agreement.

                  (b) Without in any way releasing Seller from any of its duties or obligations under the Purchase Agreement and the General Terms Agreement, Buyer confirms for the benefit of the Manufacturer and the Engine Manufacturer, that, insofar as the provisions of the Purchase Agreement and the General Terms Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement or the General Terms Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement or the General Terms Agreement, the terms and conditions of the Purchase Agreement (including, without limitation, those relating to any exclusion or limitation of liabilities or warranties as set forth in Article 12 thereof or those relating to any indemnity and insurance as set forth in Exhibit C, Part E thereof) or the General Terms Agreement, as the case may be, shall apply to, and be binding upon, Buyer to the same extent as Seller.

                  (c) Seller and Buyer agree, expressly for the benefit of the Manufacturer and the Engine manufacturer, that nothing contained herein shall
(i) subject the Manufacturer or the Engine Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or the General Terms Agreement, (ii) modify in any respect the Manufacturer's or the Engine Manufacturer's contract rights thereunder, except as provided in the Consent and Agreement and the Engine Consent and Agreement, respectively or
(iii) require the Manufacturer to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefor as provided in the Purchase Agreement.

                  (d) The parties hereto, and the Manufacturer and the Engine Manufacturer by its respective execution and delivery of the Consent and Agreement and the Engine Consent and Agreement, agree that all of the statements, representations, covenants and agreements made by Buyer acting through the Owner Trustee (when made in such capacity) contained in this Assignment and any agreement referred to herein (other than the Trust Agreement), unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced only against the Trust Estate. Therefore, anything contained in this Assignment or such other agreements to the contrary notwithstanding (except for any express provisions that Owner Trustee is responsible for in its individual capacity), no recourse shall be had with respect to this Assignment or such other agreements against the Owner Trustee in its individual capacity (or against any institution or person which becomes a successor trustee or co-trustee) or any officer, director, trustee, servant or direct or indirect parent or controlling person or persons of any of

                                                 [Purchase Agreement Assignment]



them; provided, however, that this Section 6(d) shall not be construed to prohibit any action or proceeding against the Owner Trustee in its individual capacity for its own willful misconduct or grossly negligent conduct; and provided, further, that nothing contained in this Section 6(d) shall be construed to limit the exercise and enforcement in accordance with the terms of this Assignment or such other agreements of rights and remedies against the Trust Estate. The foregoing provisions of this Section 6(d) shall survive the termination of this Assignment and the other Operative Agreements.

         SECTION 7. Further Assignment. In order to secure the repayment of, inter alia, the Certificates, Buyer has agreed in the Indenture, among other things, to assign to the Indenture Trustee all of Buyer's right, title and interest in and to the Purchase Agreement (as it relates to the Aircraft) and this Assignment, and Seller hereby consents to such assignment.

         SECTION 8. Further Assurances. Seller agrees that at any time and from time to time Seller shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Buyer may reasonably request in writing in order to obtain the full benefits of this Assignment and of the rights and powers herein granted. Seller shall provide a Deferred Delivery Date Notice to the Manufacturer, the Engine Manufacturer and the Indenture Trustee with respect to any proposed reassignment of the Purchase Agreement and the Engine Warranties in connection with the sale of an Aircraft by Buyer to Seller not less than five Business Days prior to such sale. Buyer agrees, expressly for the benefit of Manufacturer and the Engine Manufacturer, that at any time and from time to time upon the written request of Manufacturer or the Engine Manufacturer, as the case may be, Buyer shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as Manufacturer or the Engine Manufacturer, as the case may be, may reasonably request in order to obtain the full benefits of Buyer's agreements hereunder.

         SECTION 9. No Amendment of Purchase Agreement or General Terms Agreement. Buyer agrees that it will not enter into any amendment, modification, supplement, rescission, cancellation or termination of the Purchase Agreement or the General Terms Agreement without the prior written consent of Seller unless the Indenture Trustee shall have notified Manufacturer and the Engine Manufacturer that an Indenture Event of Default has occurred and is continuing.

         SECTION 10. Nondisclosure. Seller and Buyer agree, expressly for the benefit of the Manufacturer and the Engine Manufacturer, that they will not disclose the terms of the Purchase Agreement or the General Terms Agreement to any third party, except (a) as required by applicable laws or governmental regulations, (b) with the prior written consent of the Manufacturer or the Engine Manufacturer, as applicable, (c) to Indenture Trustee and the Loan Participants and to potential transferees thereof and their respective counsel. Any disclosure contemplated by clause (c) of the preceding sentence shall include a requirement that the entity to whom such information is disclosed shall be subject to obligations of nondisclosure with respect to such information substantially the same as those contained herein.

         SECTION 11. Miscellaneous.

         (a) This Assignment shall be binding upon and shall inure to the benefit of Seller, Buyer and their respective successors and permitted assigns.

                                                 [Purchase Agreement Assignment]


                  (b) Except as otherwise expressly provided herein, notice hereunder may be given, and shall be deemed to have been received when given, as provided in Section 7(e) of the Acquisition Agreement.

                  (c) This Assignment is being executed by Buyer and Seller concurrently with the execution and delivery of the Indenture, the Acquisition Agreement and the Trust Agreement.

                  (d) This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  (e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (f) This Assignment is being delivered in the State of New
York.

                                     * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Assignment to be duly executed the day and year first above written.

                                        SOUTHWEST AIRLINES CO.,
                                             as Seller


                                        By:  /s/ LAURA WRIGHT
                                             -----------------------------------
                                             Name:  LAURA WRIGHT
                                             Title: VP, FINANCE & TREASURER

                                        THE AMOR TRUST,
                                        by Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee, as Buyer


                                        By:   /s/ W. CHRIS SPONENBERG
                                             -----------------------------------
                                             Name:  W. CHRIS SPONENBERG
                                             Title: VICE PRESIDENT

         The undersigned, as Indenture Trustee and as assignee of, and holder of a security interest in the estate, right, title and interest of Buyer in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of the Indenture, acknowledges the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under the Indenture shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including Section 6(b) therein, and of the Purchase Agreement.

                                        WELLS FARGO BANK NORTHWEST,
                                        NATIONAL ASSOCIATION,
                                          as Indenture Trustee



                                        By:  /s/ C. SCOTT NIELSEN
                                             ----------------------------------
                                             Name:  C. SCOTT NIELSEN
                                             Title: VICE PRESIDENT

                                                 [Purchase Agreement Assignment]





                                    EXHIBIT A

                              CONSENT AND AGREEMENT

         The undersigned, THE BOEING COMPANY, a Delaware corporation, hereby acknowledges notice of, and consents to all of the terms of, the Purchase Agreement Assignment dated as of November 13, 2001 by and between SOUTHWEST AIRLINES CO., a Texas corporation ("SELLER") and THE AMOR TRUST, acting through the Owner Trustee ("BUYER") (herein called the "ASSIGNMENT"; the terms defined therein or by reference herein being hereinafter used with the same meaning) as it relates to the Manufacturer and the Aircraft and hereby confirms to Seller and Buyer and agrees, that: (i) all representations, warranties, indemnities and agreements of the Manufacturer under the Purchase Agreement with respect to the Aircraft, to the extent assigned by Seller to Buyer, shall inure to the benefit of Buyer to the same extent as if originally named the "Buyer" therein, subject to the terms and conditions of the Assignment; (ii) the Manufacturer agrees that the Assignment constitutes an agreement by Buyer as required by Article 10 of the Purchase Agreement; (iii) the Manufacturer will continue to pay to Seller all payments which the Manufacturer may be required to make in respect to the Aircraft under the Purchase Agreement unless and until the Manufacturer shall have received written notice from the Indenture Trustee by telex at telex number 32-9430, Answerback BOEINGREN RNTN, by telecopier at telecopier number (425) 237-1706 or addressed to its Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124, that an Indenture Event of Default has occurred and is continuing, whereupon the Manufacturer will not be required to make further inquiry into the content of such notice and thereafter (until the Manufacturer shall have received notice in writing from the Indenture Trustee sent or addressed as aforesaid that no Indenture Event of Default exists or that such Indenture Event of Default has been waived or cured) the Manufacturer shall make any and all payments which it may be required to make in respect of the Aircraft under the Purchase Agreement directly to the Indenture Trustee; (iv) the Manufacturer agrees that it will not assert any lien or claim against the Aircraft or any part thereof arising with respect to or in connection with any work or other services performed by the Manufacturer or at its direction on the Aircraft on or prior to the delivery of the Aircraft to Buyer; and (v) the Manufacturer certifies that the information set forth on Schedule 1 of the Assignment is true and correct as of the date of this Consent.

         The Manufacturer hereby confirms to the Buyer and the Indenture Trustee that:

         (i) the Manufacturer consents to the assignment by Buyer to the Indenture Trustee of Buyer's right, title and interest in and to the Aircraft, the Purchase Agreement, the Assignment and this Consent and Agreement pursuant to the Indenture, and the Manufacturer agrees that all such right, title and interest of Buyer shall inure to benefit of the Indenture Trustee and any permitted assignee thereof that becomes the owner of the Aircraft;

         (ii) the Manufacturer agrees that Buyer may reassign Buyer's right, title and interest in and to the Purchase Agreement to Seller at anytime without the Manufacturer's consent; provided that Buyer and Seller shall provide to the Manufacturer a Deferred Delivery Date Notice with respect to each Aircraft;


                                    EXHIBIT A
                                     Page 1

                                                 [Purchase Agreement Assignment]


         (iii) upon receipt by the Manufacturer of a notice from the Indenture Trustee addressed to the Manufacturer at the preceding address that an Indenture Event of Default has occurred and is continuing, any rights reserved to Buyer or Seller under the Assignment shall inure to the benefit of the Indenture Trustee; and

         (iv) except as provided in the attestation executed by the Indenture Trustee on the signature page of the Assignment, neither the Indenture Trustee nor any of the Loan Participants shall be liable for any of the obligations or duties of Seller under the Purchase Agreement or of Buyer under the Assignment, nor shall the Indenture give rise to any duties or obligations whatsoever on the part of the Indenture Trustee or any Loan Participant owing to the Manufacturer.

         The Manufacturer hereby represents and warrants that (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of the State of Delaware, (B) the making and performance of the Purchase Agreement and this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder or other approval, do not contravene the Manufacturer's Restated Certificate of Incorporation or By-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase Agreement and this Consent and Agreement does not contravene, and to the best of the Manufacturer's knowledge, the Manufacturer's performance of this Consent and Agreement, does not contravene, any law binding on the Manufacturer, and (C) each of the Purchase Agreement and this Consent and Agreement constitutes a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its respective terms, subject to (a) applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                      * * *

                                    EXHIBIT A
                                     Page 2

                                                 [Purchase Agreement Assignment]


         This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington, including all matters of construction, validity and performance excluding those principles relating to its conflict of laws.

Dated:  November __, 2001

                                                THE BOEING COMPANY


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

Southwest Airlines Co.
MSN Nos. 27896, 27897, 29836, 29818,
29819, 29820, 29821, 29822, 29823, 29824,
29825, 29826, 29827, 29828, 29829, 29830,
29831, 32452 and 32453




                                    EXHIBIT A
                                     Page 3

                                                 [Purchase Agreement Assignment]


                                    EXHIBIT B

                          ENGINE CONSENT AND AGREEMENT

         The undersigned, CFM INTERNATIONAL, INC., a Delaware corporation (the "ENGINE MANUFACTURER") hereby acknowledges notice of and consents to all of the terms of the Purchase Agreement Assignment dated as of November 13, 2001 (the "ASSIGNMENT") between Southwest Airlines Co., as seller and The Amor Trust, as buyer in respect of thirty-eight (38) CFM International Model CFM56-7B engines installed or to be installed on nineteen (19) Boeing model 737-7H4 aircraft as more particularly described in the Assignment to the extent applicable to the Engine Manufacturer.

         The Engine Manufacturer hereby confirms to Buyer, Seller and the Indenture Trustee that (i) the Engine Warranties under the General Terms Agreement, to the extent the same relate to the Engines, shall inure to the benefit of (x) Buyer to the same extent as if originally named the "Airline" in the General Terms Agreement, (y) the Indenture Trustee (as assignee of Buyer under the Indenture) and (z) Seller (but only to the extent provided in the Assignment), in each case subject to the terms of the Assignment; provided always that notwithstanding any provision to the contrary, nothing contained in this Engine Consent and Agreement or in the Assignment shall subject the Engine Manufacturer to any liability or obligation under the Engine Warranties to which it would not otherwise be subject under the General Terms Agreement, (ii) the Engine Manufacturer will continue to pay to Seller all payments which the Engine Manufacturer may be required to make in respect to the Engine Warranties unless and until the Engine Manufacturer shall have received written notice from the Indenture Trustee by mail to the Director of Commercial Contracts at 1 Newman Way, Cincinnati Ohio 45215, or by telecopier to (513) 243-1345, that an Indenture Event of Default has occurred and is continuing, whereupon the Engine Manufacturer will not be required to make further inquiry into the content of such notice and thereafter (until the Engine Manufacturer shall have received notice in writing from the Indenture Trustee sent or addressed as aforesaid that no Indenture Event of Default exists or that such Indenture Event of Default has been waived or cured) the Engine Manufacturer shall make any and all payments which it may be required to make in respect of the Engine Warranties directly to the Indenture Trustee; (iii) the Engine Manufacturer consents to the assignment by Buyer to the Indenture Trustee of Buyer's right, title and interest in and to the Engine Warranties, the Assignment and this Engine Consent and Agreement pursuant to the Indenture, and the Engine Manufacturer agrees that all such right, title and interest of Buyer shall inure to benefit of the Indenture Trustee and any assignee thereof that becomes the owner of the Aircraft; (iv) the Engine Manufacturer agrees that Buyer may reassign Buyer's right, title and interest in and to the Engine Warranties to Seller at anytime without the Engine Manufacturer's consent; (v) upon receipt by the Engine Manufacturer of a notice from the Indenture Trustee addressed to the Engine Manufacturer at the preceding address that an Indenture Event of Default has occurred and is continuing, any rights reserved to Buyer or Seller under the Assignment shall inure to the benefit of the Indenture Trustee; and (vi) except as provided in the attestation executed by the Indenture Trustee on the signature page of the Assignment, neither the Indenture Trustee nor any of the Loan Participants shall be liable for any of the obligations or duties of Seller under the General Terms Agreement or of Buyer under the Assignment, nor shall the Indenture give rise to any duties or obligations whatsoever on the part of the Indenture Trustee or any Loan Participant owing to the Engine Manufacturer.


                                    EXHIBIT B
                                     Page 1

                                                 [Purchase Agreement Assignment]


         The Engine Manufacturer hereby represents and warrants that (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of the State of Delaware, (B) the making and performance of the Engine Warranties and this Engine Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Engine Manufacturer, do not require any stockholder or other approval, do not contravene its Certificate of Incorporation or By-laws or any indenture, credit agreement or other contractual agreement to which the Engine Manufacturer is a party or by which it is bound, and the making of the Engine Warranties and this Engine Consent and Agreement does not contravene, and to the best of the Engine Manufacturer's knowledge, the Engine Manufacturer's performance of this Engine Consent and Agreement, does not contravene, any law binding on the Engine Manufacturer, and (C) each of the Engine Warranties and this Engine Consent and Agreement constitutes a binding obligation of the Engine Manufacturer enforceable against the Engine Manufacturer in accordance with its respective terms, subject to (a) applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) .

         Words and expressions defined in the Assignment shall have the same respective meanings when used herein.

         The Engine Consent and Agreement is governed by and shall be construed in accordance with the laws of the State of New York, U.S.A., without reference to its conflict of laws provisions.

CFM INTERNATIONAL, INC.


By:
    ------------------------------
Name:
Title:


Date:  November __, 2001


                                    EXHIBIT B
                                     Page 2

                                                 [Purchase Agreement Assignment]


                                    EXHIBIT C

                          DEFERRED DELIVERY DATE NOTICE


To:      The Boeing Company
         CFM International, Inc.
         Wells Fargo Bank Northwest,
           National Association, as Indenture Trustee

Date:                   , 200
         ---------------     --

Ladies and Gentlemen:

         Reference is hereby made to the (i) the Trust Indenture and Security Agreement dated as of November 13, 2001 (the "INDENTURE") among The Amor Trust, acting through the Owner Trustee (the "TRUST"), Wilmington Trust Company, not in its individual capacity, except as expressly set forth therein, but solely in its capacity as owner trustee of the Trust (the "OWNER TRUSTEE") and Wells Fargo Bank Northwest, National Association, not in its individual capacity, except as expressly set forth therein, but solely in its capacity as indenture trustee (the "INDENTURE TRUSTEE"), (ii) the Aircraft Acquisition and Sale Agreement dated as of November 13, 2001 (the "ACQUISITION AGREEMENT") among the Trust, the Owner Trustee, the Indenture Trustee and Southwest Airlines Co. ("SOUTHWEST"),
(iii) the Purchase Agreement No. 1810 dated as of January 19, 1994 (the "PURCHASE AGREEMENT") between The Boeing Company (the "MANUFACTURER") and Southwest, and (iv) the Purchase Agreement Assignment dated as of November 13, 2001 (the "ASSIGNMENT") between the Trust and Southwest. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Assignment, including terms defined therein by reference to any other agreement.

         The Trust and Southwest hereby give you notice that on ____________, 200__ (the "DEFERRED DELIVERY Date"), the Trust will sell to Southwest all of its right, title and interest in and to one Boeing model 737-7H4 aircraft bearing manufacturer's serial number _____, together with two installed CFM International model CFM56-7B engines bearing manufacturer's serial numbers _____ and _____ (the "AIRCRAFT"), and Seller will assign to Southwest all of its right title and interest in and to the Purchase Agreement and the Engine Warranties to the extent relating to the Aircraft.

         The Trust hereby confirms for the benefit of the Manufacturer that it owns and controls the rights it purports to assign hereunder and that it will remain responsible for any payments due to the Manufacturer as a result of obligations relating to the Aircraft incurred by the Trust to the Manufacturer prior to said Deferred Delivery Date.

         Southwest acknowledges it has reviewed the Purchase Agreement and agrees that in exercising any rights under the Purchase Agreement or asserting any claims with respect to the Aircraft (including, without limitation, data, documents, training and services) it shall be bound by and will comply with all applicable terms, conditions and limitations of the Purchase

                                    EXHIBIT C
                                     Page 1

                                                 [Purchase Agreement Assignment]



Agreement, including, without limitation, those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

               We request that the Manufacturer acknowledge receipt of this notice and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this notice to each of the undersigned.



     THE AMOR TRUST, by                                  SOUTHWEST AIRLINES CO.,
     Wilmington Trust Company, not in its                as Seller
     individual capacity, but solely as Owner
     Trustee


     By:                                              By:
         -----------------------------------              ----------------------
         Its:                                             Its:






     Receipt of the above letter is acknowledged and transfer of rights under the Purchase
     Agreement described above with respect to the Aircraft is confirmed, effective as of this date.

     THE BOEING COMPANY


     By:
         ----------------------------
         Its:

     Dated:
            -------------------------

     MSN
         -------------




                                    EXHIBIT C
                                     Page 2

                                                 [Purchase Agreement Assignment]



                                   SCHEDULE 1


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                                   SCHEDULE 1
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